(North_Carolina_logo)

THE NORTH CAROLINA

Capital Management Trust

Cash Portfolio
Term Portfolio

Semiannual Report

December 31, 2001

NC-SANN-0202 154200
1.540079.104

Contents

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST
Cash Portfolio:
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Term Portfolio:
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
NCCMT - Cash Portfolio	1.51%	4.09%	29.15%	59.25%
All Taxable Money Market Funds Average	1.30%	3.65%	26.77%	54.63%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of taxable money market funds with similar objectives tracked by iMoneyNet, Inc. The past six months average represents a peer group of 1,142 money market funds.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
NCCMT - Cash Portfolio	4.09%	5.25%	4.76%
All Taxable Money Market Funds Average	3.65%	4.86%	4.46%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio
Performance - continued

Yields

	1/1/02	10/2/01	7/3/01	4/3/01	1/2/01

NCCMT - Cash Portfolio	1.89%	3.21%	3.92%	5.07%	6.46%

All Taxable Money Market Funds Average	1.59%	2.70%	3.50%	4.69%	5.91%

	1/2/02	10/3/01	6/27/01	3/28/01	1/3/01

MMDA	1.14%	1.50%	1.78%	1.97%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the average bank money market deposit account (MMDA). Figures for the all taxable money market funds average are from iMoneyNet, Inc. The MMDA average is supplied by BANK RATE MONITOR.(TM)

A money market fund's total returns and yields
will vary, and reflect past results rather than
predict future performance.

Comparing
Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Duby, Portfolio Manager of The North Carolina Capital Management Trust: Cash Portfolio

Q. Bob, what was the investment environment like during the six months that ended December 31, 2001?

A. The terrorist attacks of September 11 and their aftereffects were the most influential developments during the period. Until that point, market rates were volatile as investors tried to ascertain whether or not the economic slowdown of 2001 would linger, or if the Federal Reserve Board's aggressive approach toward lowering short-term interest rates would have the desired effect of resuscitating the U.S. economy. After having lowered the rate banks charge each other for overnight loans - known as the fed funds target rate - six times already in 2001, the Fed implemented a 0.25 percentage-point cut at its meeting in August. Then, after September 11, there was a sharp downturn in economic activity. The Fed responded immediately by implementing a 0.50 percentage-point cut in the Fed funds rate on September 17, when the stock market reopened. The Fed did so in order to stabilize the markets and reassure investors. Faced with continued evidence of moribund economic activity, the Fed implemented two more 0.50 percentage-point decreases in the fed funds rate at its meetings in October and November, and made an additional cut of 0.25 percentage points in December. All told, the Fed brought the fed funds rate from 3.75% at the beginning of the period to 1.75% at the end of 2001. Declining economic growth and the effects of September 11 caused the U.S. gross domestic product to contract by 1.1% in the third quarter of 2001. Through the fourth quarter, emerging data made it difficult to figure out whether or not the economy would recover in the near term. While declines in manufacturing activity and rising unemployment indicated a deep recession, consumer confidence and retail sales held up fairly well, indicating that the recession would remain rather moderate. Other factors that had an effect on the money markets were a steepening yield curve, a sharp increase in mortgage refinancing activity and a surge of money market fund inflows. In 2001, more than $430 billion poured into short-term funds, compared to $228 billion in 2000.

Q. What was your strategy with the fund?

A. In a declining interest rate environment, we looked to maintain a relatively long average maturity in order to lock in yields before they declined. More recently, we've sought to maintain a longer average maturity than our peers because we believe that current yields factor in aggressive interest rate increases by the Fed that we don't think will occur.

Q. How did the fund perform?

A. The fund's seven-day yield on December 31, 2001, was 1.89%, compared to 3.92% six months ago. Through December 31, 2001, the fund's six-month total return was 1.51%, compared to 1.30% for the all taxable money market funds average tracked by iMoneyNet, Inc.

Q. What's your outlook, Bob?

A. In spite of the aggressive rate-cutting program implemented by the Fed, the near-term outlook for the U.S. economy remains hard to discern. We expect that the rate cuts should help rekindle economic growth. Fourth-quarter data shows some signs that we've reached a bottom in the economy and that it may be turning toward a recovery. In fact, some believe that the rebound may come so quickly that the Fed will be forced to reverse direction and raise rates in order to head off inflation before it can arise. Nonetheless, history shows that the Fed usually waits until we are several months into a recovery before inaugurating rate hikes to curtail growth enough to subdue inflation. In turn, my feeling is that the Fed would not raise rates any earlier than mid-2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see page 2.

Fund Facts

3

Goal: seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value per share of $1.00

Start date: September 2, 1982

Size: as of December 31, 2001, more than $4.4 billion

Manager: Robert Duby, since 1998; joined Fidelity in 1982

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Investments December 31, 2001

(Unaudited)

Showing Percentage of Total Value of Investment in Securities

Commercial Paper (a) - 77.3%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
American Express Credit Corp.
2/8/02	1.79%	$ 30,000,000	$ 29,943,633
2/27/02	1.91	40,000,000	39,879,667
2/28/02	2.09	50,000,000	49,832,444
Bear Stearns Companies, Inc.
1/2/02	1.86	220,000,000	219,988,636
Centric Capital Corp.
2/15/02	1.85	100,000,000	99,770,000
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/18/02	1.86	19,000,000	18,983,312
1/23/02	1.82	10,000,000	9,988,878
Citigroup, Inc.
1/2/02	1.85	200,000,000	199,989,722
Corporate Asset Funding Co.
1/2/02	1.75	135,480,000	135,473,414
2/7/02	2.20	20,000,000	19,954,983
Corporate Receivables Corp.
1/7/02	1.95	25,000,000	24,991,875
1/29/02	2.10	100,000,000	99,837,444
2/5/02	1.89	50,000,000	49,908,125
CXC, Inc.
1/2/02	1.73	48,498,000	48,495,669
1/29/02	2.11	50,000,000	49,918,333
2/21/02	1.83	20,000,000	19,948,433
5/14/02	2.02	25,000,000	24,815,278
Delaware Funding Corp.
1/9/02	1.98	20,000,000	19,991,200
1/15/02	1.90	55,114,000	55,073,277
1/22/02	1.90	110,251,000	110,128,805
1/24/02	1.92	25,000,000	24,969,333
Edison Asset Securitization LLC
1/17/02	2.10	35,000,000	34,967,489
2/7/02	1.91	60,000,000	59,882,833
3/15/02	1.80	100,000,000	99,637,028

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Enterprise Funding Corp.
1/18/02	1.90%	$ 65,000,000	$ 64,941,681
1/31/02	2.05	16,000,000	15,972,800
2/15/02	1.86	7,053,000	7,036,690
5/10/02	2.11	24,698,000	24,513,033
Falcon Asset Securitization Corp.
1/17/02	2.11	49,000,000	48,954,267
2/4/02	1.88	35,000,000	34,937,856
Fleet Funding Corp.
2/15/02	1.86	100,000,000	99,768,750
GE Capital International Funding, Inc.
3/18/02	1.82	20,000,000	19,923,578
General Electric Capital Corp.
2/13/02	2.30	15,000,000	14,959,150
2/21/02	3.41	25,000,000	24,881,354
2/27/02	1.92	25,000,000	24,924,396
3/25/02	3.60	5,000,000	4,959,422
4/23/02	2.23	30,000,000	29,794,667
5/15/02	1.86	85,000,000	84,417,844
5/21/02	2.10	10,000,000	9,919,111
General Electric Capital Services, Inc.
2/21/02	1.85	25,000,000	24,934,833
3/12/02	3.45	10,000,000	9,934,083
4/23/02	2.23	25,000,000	24,828,889
Goldman Sachs Group, Inc.
1/2/02	1.75	89,500,000	89,495,649
Household Finance Corp.
2/8/02	1.90	60,000,000	59,880,300
2/11/02	2.09	50,000,000	49,881,556
J.P. Morgan Chase & Co.
2/1/02	1.87	50,000,000	49,919,917
Commercial Paper (a) - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Jupiter Securitization Corp.
1/18/02	1.95%	$ 25,000,000	$ 24,976,979
1/23/02	1.90	20,195,000	20,171,551
2/4/02	1.95	50,000,000	49,907,917
2/19/02	1.86	9,895,000	9,870,084
Morgan Stanley Dean Witter & Co.
2/15/02	1.85	100,000,000	99,770,000
New Center Asset Trust
1/2/02	1.88	100,000,000	99,994,778
2/4/02	3.50	8,000,000	7,974,009
3/8/02	1.80	50,000,000	49,835,917
3/28/02	2.46	40,000,000	39,767,800
Park Avenue Receivables Corp.
1/30/02	1.95	75,000,000	74,882,187
Preferred Receivables Funding Corp.
1/18/02	2.01	20,000,000	19,981,111
2/5/02	1.89	75,000,000	74,862,188
Quincy Capital Corp.
1/25/02	2.01	20,000,000	19,973,333
2/6/02	1.89	30,000,000	29,943,300
Receivables Capital Corp.
1/17/02	2.11	50,000,000	49,953,333
1/18/02	2.13	50,000,000	49,949,944
2/8/02	1.94	66,716,000	66,579,380
Triple-A One Funding Corp.
1/2/02	1.82	42,688,000	42,685,842
Tyco Capital Corp.
1/2/02	1.90	100,000,000	99,994,722
Variable Funding Capital Corp.
1/14/02	1.91	35,881,000	35,856,252
Ventures Business Trust
1/2/02	1.82	115,000,000	114,994,186
Wells Fargo Financial, Inc.
2/27/02	1.93	30,000,000	29,908,800
TOTAL COMMERCIAL PAPER			3,476,983,250
Federal Agencies - 22.5%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - 20.3%
Discount Notes - 20.3%
2/28/02	1.84%	$ 100,000,000	$ 99,705,167
3/7/02	3.25	75,736,000	75,298,414
3/7/02	3.45	45,765,000	45,484,880
3/15/02	4.16	50,000,000	49,593,431
4/5/02	4.12	25,000,000	24,740,847
5/9/02	2.01	100,000,000	99,292,444
5/16/02	1.91	150,000,000	148,936,875
5/16/02	1.95	144,800,000	143,752,010
5/23/02	2.02	33,000,000	32,739,667
5/31/02	3.55	50,000,000	49,281,250
7/15/02	1.89	75,000,000	74,240,312
7/26/02	3.61	69,286,000	67,902,320
			910,967,617
Federal Home Loan Bank - 0.6%
Agency Coupons - 0.6%
5/1/02	3.51	25,000,000	25,252,320
Freddie Mac - 1.6%
Discount Notes - 1.6%
2/28/02	3.25	50,000,000	49,742,222
7/18/02	1.88	25,000,000	24,744,250
			74,486,472
TOTAL FEDERAL AGENCIES			1,010,706,409
Repurchase Agreements - 0.0%
	Maturity Amount	Value (Note 1)
In a joint trading account (U.S. Treasury Obligations) dated 12/31/01 due 1/2/02 At 1.75%	$ 113,011	$ 113,000
TOTAL INVESTMENT PORTFOLIO - 99.8%		4,487,802,659
NET OTHER ASSETS - 0.2%		9,290,661
NET ASSETS - 100%		$ 4,497,093,320
Total Cost for Income Tax Purposes $ 4,487,802,659
Legend

(a) Cash Portfolio only purchases commercial paper with the highest possible ratings from at least one nationally recognized rating service. A substantial portion of Cash Portfolio's investments are in commercial paper of banks, finance companies and companies in the securities industry.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $113,000) - See accompanying schedule		$ 4,487,802,659
Cash		871
Receivable for fund shares sold		13,271,031
Interest receivable		284,367
Total assets		4,501,358,928
Liabilities
Payable for fund shares redeemed	$ 1,793,171
Distributions payable	1,006,997
Accrued management fee	867,132
Deferred trustees' compensation	598,308
Total liabilities		4,265,608
Net Assets		$ 4,497,093,320
Net Assets consist of:
Paid in capital		$ 4,496,845,629
Accumulated net realized gain (loss) on investments		247,691
Net Assets, for 4,496,811,410 shares outstanding		$ 4,497,093,320
Net Asset Value, offering price and redemption price per share ($4,497,093,320 ÷ 4,496,811,410 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements - continued

Statement of Operations

	Six months ended December 31, 2001 (Unaudited)
Investment Income Interest		$ 66,659,589
Expenses
Management fee	$ 4,842,756
Non-interested trustees' compensation	124,490
Total expenses before reductions	4,967,246
Expense reductions	(79,588)	4,887,658
Net investment income		61,771,931
Net Realized Gain (Loss) on Investments		91,262
1.Net increase in net assets resulting from operations		$ 61,863,193

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended December 31, 2001 (Unaudited)	Year ended June 30, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 61,771,931	$ 199,176,241
Net realized gain (loss)	91,262	333,292
Net increase (decrease) in net assets resulting from operations	61,863,193	199,509,533
Distributions to shareholders from net investment income	(61,771,931)	(199,176,241)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	4,595,671,973	9,814,186,474
Reinvestment of distributions from net investment income	54,134,481	175,885,488
Cost of shares redeemed	(4,244,690,934)	(8,757,192,298)
Net increase (decrease) in net assets and shares resulting from share transactions	405,115,520	1,232,879,664
Total increase (decrease) in net assets	405,206,782	1,233,212,956
Net Assets
Beginning of period	4,091,886,538	2,858,673,582
End of period	$ 4,497,093,320	$ 4,091,886,538

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended December 31, 2001	Years ended June 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.015	.057	.056	.049	.053	.051
Less Distributions
From net investment income	(.015)	(.057)	(.056)	(.049)	(.053)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B	1.51%	5.90%	5.69%	5.05%	5.47%	5.25%
Ratios to Average Net Assets C
Expenses before expense reductions	.24% A	.24%	.32%	.32%	.34%	.35%
Expenses net of voluntary waivers, if any	.24% A	.24%	.32%	.32%	.34%	.35%
Expenses net of all reductions	.23% A	.24%	.32%	.32%	.34%	.35%
Net investment income	2.95% A	5.62%	5.56%	4.92%	5.34%	5.13%
Supplemental Data
Net assets, end of period (in millions)	$ 4,497	$ 4,092	$ 2,859	$ 2,792	$ 2,480	$ 1,984

A Annualized

B Total returns for periods of less than one year are not annualized.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	2.76%	6.02%	31.57%	64.11%
LB Short Treasury: 9-12 Months	2.87%	6.56%	33.64%	71.67%
Short US Government Funds Average	3.37%	6.89%	32.18%	67.46%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Short Treasury Index: 9-12 Months - a market value-weighted index of aged U.S. Treasury notes and bonds with a remaining maturity from 9 up to (but not including) 12 months, excluding zero coupon strips. To measure how the fund's performance stacked up against its peers, you can compare it to the short U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 66 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	6.02%	5.64%	5.08%
LB Short Treasury: 9-12 Months	6.56%	5.97%	5.55%
Short US Government Funds Average	6.89%	5.73%	5.28%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the results.)

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in North Carolina Capital Management Trust: Term Portfolio on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $16,411 - a 64.11% increase on the initial investment. For comparison, look at how the Lehman Brothers Short Treasury Index: 9-12 Months did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,167 - a 71.67% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

Total Return Components

	Six months ended December 31,	Years ended June 30,
	2001	2001	2000	1999	1998	1997
Dividend returns	1.90%	6.22%	5.76%	6.62%	7.08%	7.62%
Capital returns	0.86%	0.76%	-0.75%	-1.68%	-1.45%	-1.73%
Total returns	2.76%	6.98%	5.01%	4.94%	5.63%	5.89%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.06¢	17.66¢	39.83¢
Annualized dividend rate	5.06%	3.72%	4.25%
30-day annualized yield	1.95%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.44 over the past one month, $9.41 over the past six months and $9.37 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Duby, Portfolio Manager of The North Carolina Capital Management Trust: Term Portfolio

Q. How did the fund perform, Bob?

A. For the six months that ended December 31, 2001, the fund returned 2.76%, compared to the 3.37% return of the short U.S. government funds average for the same period, according to Lipper Inc. The Lehman Brothers U.S. Short Treasury: 9-12 Months Index returned 2.87% during the same time frame. The index includes aged U.S. Treasury notes and bonds with remaining maturities of nine months up to - but not including - 12 months. It excludes zero-coupon strips.

Q. What was the investment environment like during the six months that ended December 31, 2001?

A. The period was dominated by the events of September 11 and its aftermath. Prior to the terrorist attacks, market participants tried to gauge the direction of the economy. That led to some volatility, as investors were uncertain whether the economic downturn would be prolonged or relatively brief. In the wake of September 11, economic activity fell off significantly. After having already cut the rate banks charge each other for overnight loans - known as the fed funds target rate - by 0.25 percentage points in August 2001, the Federal Reserve Board stepped in to provide additional liquidity and stability to the markets. The Fed lowered the fed funds rate by 0.50 percentage points when the stock market reopened on September 17, then again at its regularly scheduled meetings in October and November. The Fed followed with another decrease in December, this time by 0.25 percentage points. All in all, the rate fell from 3.75% at the beginning of the period to 1.75% at the end of 2001. The combination of an already-slowing economy and the effects of September 11 caused the U.S. gross domestic product to decline by 1.1% in the third quarter of 2001. Through the remainder of the period, market participants were faced with conflicting information. On the one hand, declines in manufacturing activity and rising unemployment indicated a deep recession. On the other, consumer confidence and retail sales held up fairly well, leading some to believe that the recession would remain rather moderate. Other factors that influenced our markets were the steepening of the yield curve, a dramatic surge in mortgage refinancing and a surge of inflows into money market funds.

Q. What was your strategy with the fund?

A. The fund is managed with an eye toward the Lehman Brothers U.S. Short Treasury: 9-12 Months Index. We looked to match the duration of the index by keeping the fund's duration within the nine- to 12-month range.

Q. What's your outlook, Bob?

A. The future direction of the economy remains uncertain, although the dramatic program of short-term interest-rate cuts implemented by the Fed should help buoy the economy and stimulate growth. Data collected in the fourth quarter of 2001 show some tentative hints that the economy had reached a bottom and may be headed toward a recovery. In turn, some in the market have come to anticipate a recovery that would spur the Fed to shift gears and begin to raise rates in order to moderate growth and keep inflation in check. However, the Fed historically does not tend to increase short-term rates until several months into a recognized recovery. As a result, I would be surprised to see the Fed raise rates any time before the middle of 2002, at the earliest.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see page 2.

Fund Facts

3

Goal: seeks to obtain a high level of current income as is consistent with the preservation of capital

Start date: March 19, 1987

Size: as of December 31, 2001, more than $73 million

Manager: Robert Duby, since 1998; joined Fidelity in 1982

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Investments December 31, 2001

(Unaudited)

Showing Percentage of Total Value of Investment in Securities

U.S. Government and Government Agency Obligations - 97.4%
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 97.4%
U.S. Treasury Notes:
4.75% 1/31/03	$ 26,000,000	$ 26,719,160
5.75% 10/31/02	15,000,000	15,468,750
6% 9/30/02	14,000,000	14,427,112
U.S. Treasury Notes - principal STRIPS 0% 2/15/03	15,000,000	14,625,750
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $71,007,372)		71,240,772
Cash Equivalents - 1.6%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.75%, dated 12/31/01 due 1/2/02 (Cost $1,169,000)	$ 1,169,114	1,169,000
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $72,176,372)		72,409,772
NET OTHER ASSETS - 1.0%		719,568
NET ASSETS - 100%		$ 73,129,340
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $79,344,164 and $59,509,655, respectively.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $72,119,103. Net unrealized appreciation aggregated $290,669, of which $296,940 related to appreciated investment securities and $6,271 related to depreciated investment securities.

At June 30, 2001, the fund had a capital loss carryforward of approximately $5,205,000 of which $244,000, $450,000, $1,410,000, $837,000, $1,663,000 and $601,000 will expire on June 30, 2003, 2005, 2006, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $1,169,000) (cost $72,176,372) - See accompanying schedule		$ 72,409,772
Cash		257
Interest receivable		871,786
Total assets		73,281,815
Liabilities
Distributions payable	$ 112,288
Accrued management fee	17,901
Deferred trustees' compensation	22,286
Total liabilities		152,475
Net Assets		$ 73,129,340
Net Assets consist of:
Paid in capital		$ 77,166,048
Distributions in excess of net investment income		(21,346)
Accumulated undistributed net realized gain (loss) on investments		(4,248,762)
Net unrealized appreciation (depreciation) on investments		233,400
Net Assets, for 7,755,904 shares outstanding		$ 73,129,340
Net Asset Value, offering price and redemption price per share ($73,129,340 ÷ 7,755,904 shares)		$9.43

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements - continued

Statement of Operations

	Six months ended December 31, 2001 (Unaudited)
Investment Income Interest		$ 1,432,625
Expenses
Management fee	$ 101,126
Non-interested trustees' compensation	2,189
Total expenses before reductions	103,315
Expense reductions	(1,416)	101,899
Net investment income		1,330,726
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		867,244
Change in net unrealized appreciation (depreciation) on investment securities		(216,221)
Net gain (loss)		651,023
Net increase (decrease) in net assets resulting from operations		$ 1,981,749

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended December 31, 2001 (Unaudited)	Year ended June 30, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,330,726	$ 4,355,438
Net realized gain (loss)	867,244	73,472
Change in net unrealized appreciation (depreciation)	(216,221)	722,064
Net increase (decrease) in net assets resulting from operations	1,981,749	5,150,974
Distributions to shareholders from net investment income	(1,389,853)	(4,570,859)
Share transactions Net proceeds from sales of shares	12,333	6,118,679
Reinvestment of distributions	968,019	3,226,050
Cost of shares redeemed	(2,735,975)	(16,184,071)
Net increase (decrease) in net assets resulting from share transactions	(1,755,623)	(6,839,342)
Total increase (decrease) in net assets	(1,163,727)	(6,259,227)
Net Assets
Beginning of period	74,293,067	80,552,294
End of period (including under (over) distribution of net investment income of $(21,346) and $37,781, respectively)	$ 73,129,340	$ 74,293,067
Other Information Shares
Sold	1,316	657,960
Issued in reinvestment of distributions	102,794	347,019
Redeemed	(289,829)	(1,740,594)
Net increase (decrease)	(185,719)	(735,615)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended December 31, 2001	Years ended June 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.350	$ 9.280	$ 9.350	$ 9.510	$ 9.650	$ 9.820
Income from Investment Operations Net investment income D	.169 F	.532	.525	.615	.660	.729
Net realized and unrealized gain (loss)	.088 F	.097	(.069)	(.157)	(.134)	(.170)
Total from investment operations	.257	.629	.456	.458	.526	.559
Less Distributions
From net investment income	(.177)	(.559)	(.526)	(.618)	(.666)	(.729)
Net asset value, end of period	$ 9.430	$ 9.350	$ 9.280	$ 9.350	$ 9.510	$ 9.650
Total Return B, C	2.76%	6.98%	5.01%	4.94%	5.63%	5.89%
Ratios to Average Net Assets E
Expenses before expense reductions	.28% A	.28%	.35%	.35%	.36%	.37%
Expenses net of voluntary waivers, if any	.28% A	.28%	.35%	.35%	.36%	.37%
Expenses net of all reductions	.27% A	.28%	.35%	.35%	.35%	.37%
Net investment income	3.56% A, F	5.72%	5.64%	6.51%	6.93%	7.48%
Supplemental Data
Net assets, end of period (in millions)	$ 73	$ 74	$ 81	$ 93	$ 76	$ 69
Portfolio turnover rate	226% A	0%	150%	256%	433%	232%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.031 and increase net realized and unrealized gain (loss) per share by $.031. Without this change the ratio of net investment income to average net assets would have been 4.20%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

Semiannual Report

Notes to Financial Statements

For the period ended December 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Cash Portfolio and Term Portfolio (the funds) are funds of The North Carolina Capital Management Trust (the Trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the trust are offered exclusively to local government and public authorities of the state of North Carolina. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Term Portfolio. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Cash Portfolio. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedules of investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. The non-interested Trustees may elect to defer receipt of all or a portion of their annual fees under the Trustees' Deferred Compensation Plan ("the Plan"). Interest is accrued on amounts deferred under the Plan based on the prevailing 90 day Treasury Bill rate.

Distributions to Shareholders.

Cash Portfolio. Dividends are declared daily and paid monthly from net investment income.

Term Portfolio. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective July 1, 2001, the Term Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $88,803 decrease to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on July 1, 2001.

The effect of this change during the period, was to decrease net investment income by $240,535, increase net unrealized appreciation/depreciation by $168,302; and increase net realized gain (loss) by $72,233. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provides the funds with investment management related services for which the funds pay a monthly management fee based upon a graduated series of rates ranging between .215% and .275% of each fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the funds is reduced by an amount equal to the fees and expenses paid by the funds to the non-interested Trustees. For the period each fund's annualized management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Cash Portfolio	.24%
Term Portfolio	.28%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, FMR pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Distribution and Service fee that is based on a graduated series of rates ranging from .07% to .08% of each fund's average net assets. For the period, FMR paid FDC $1,566,990 and $29,908 on behalf of Cash and Term Portfolios, respectively, all of which was paid to the Capital Management of the Carolinas L.L.C.

5. Expense Reductions.

Through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. During the period these credits reduced expenses by the following amounts:

Cash Portfolio	$ 79,588
Term Portfolio	1,416

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Other Information.

At the end of the period, one unaffiliated shareholder held 10% of the total outstanding shares of Term Portfolio.

Semiannual Report

Semiannual Report

Semiannual Report

Trustees

Harlan E. Boyles *

John David "J.D." Foust *

Fred L. Henning, Jr.

James Grubbs Martin *

William O. McCoy *

Helen A. Powers *

J. Calvin Rivers, Jr.

Officers

Fred L. Henning, Jr., President

Abigail P. Johnson, Senior Vice President

J. Calvin Rivers, Jr., Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

Robert K. Duby, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

David H. Potel, Assistant Secretary

Custodian

First Union National Bank of North Carolina
Charlotte, NC

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Sub-Adviser

Fidelity Investments Money Management, Inc.

Transfer Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

* Independent trustees